UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

CABALETTA BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39103	82-1685768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street, Suite 600, Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

(267) 759-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	CABA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On January 8, 2024, Cabaletta Bio, Inc. (“Cabaletta” or the “Company”) disclosed that its unaudited cash, cash equivalents and short-term investments as of December 31, 2023 was $241 million. This cash balance is inclusive of the sale of 4,760,899 shares of common stock in the fourth quarter of 2023 under the Company’s “at-the-market” sales program (“ATM Program”) pursuant to the Sales Agreement, dated March 16, 2023 with Cowen and Company, LLC (“TD Cowen”) for aggregate gross proceeds of approximately $94.1 million, prior to deducting any discounts and fees under the Sales Agreement, at an average selling price of $19.76 per share.

The information contained in Item 2.02 of this Form 8-K is unaudited and preliminary and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2023. The audit of the Company’s consolidated financial statements for the year ended December 31, 2023, is ongoing and could result in changes to the information set forth above.

The information contained in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On January 8, 2024, the Company posted an updated corporation presentation (the “Corporate Presentation”) to the “Investors & Media” section of the Company’s website at www.cabalettabio.com. A copy of the Corporate Presentation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

On January 8, 2024, the Company also issued a Press Release announcing that the U.S. Food and Drug Administration (the “FDA”) granted separate Fast Track Designations to CABA-201, an investigational 4-1BB-containing fully human CD19-CAR T cell therapy, for the treatment of patients with dermatomyositis to improve disease activity and for the treatment of patients with systemic sclerosis (“SSc”) to improve associated organ dysfunction (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On January 8, 2024, the Company provided the following corporate updates:

•

Fast Track Designation. The U.S. Food and Drug Administration has granted separate Fast Track Designations to CABA-201, an investigational 4-1BB-containing fully human CD19-CAR T cell therapy, for the treatment of patients with dermatomyositis to improve disease activity and for the treatment of patients with systemic sclerosis to improve associated organ dysfunction.

•

CABA-201 REstoring SElf-Tolerance (RESET™) Phase 1/2 Trials. Cabaletta is evaluating CABA-201 in four Phase 1/2 clinical trials with a total of nine cohorts that can advance simultaneously, employing a similar parallel cohort design and starting dose of 1 x 10[6] cells/kg without a dose escalation requirement. Cabaletta anticipates reporting initial clinical efficacy and tolerability data for patients treated with CABA-201 from the Phase 1/2 trials in systemic lupus erythematosus (“SLE”) and myositis in the first half of 2024 and in SSc and generalized myasthenia gravis (“gMG”) in the second half of 2024.

•

Preclinical Portfolio Expansion for CABA-201 Indications. In 2024, Cabaletta aims to broaden its portfolio with potential Investigational New Drug applications (“INDs”) for CABA-201 in multiple additional autoimmune disease indications in which B cells play a key role. These new indications have a combined U.S. prevalence of over one million patients.

•

ATM Program. During the fourth quarter of 2023, largely catalyzed by block inquiry from institutional investors, the Company sold 4,760,899 shares of its common stock under its ATM Program pursuant to the Sales Agreement. The Company raised approximately $94.1 million in gross proceeds prior to deducting any discounts and fees under the Sales Agreement or offering expenses, at an average selling price of $19.76 per share.

•

Cash Runway. Based upon the Company’s current operating plan, the Company believes that its existing cash, cash equivalents and short-term investments as of December 31, 2023 will enable it to fund its operating expenses and capital expenditure requirements into the first half of 2026.

Forward-Looking Statements

The information under this Item 8.01 contains “forward-looking statements” of the Company within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including without limitation, express or implied statements regarding its expectations regarding: Cabaletta’s ability to broaden its portfolio with potential INDs for CABA-201 in multiple autoimmune disease indications; the anticipated market opportunities for CABA-201 in additional autoimmune indications; the Company’s business plans and objectives; the Company’s plans to progress four separate Phase 1/2 clinical trials of CABA-201 in subjects with gMG, SSc, SLE and myositis; Cabaletta’s ability to enroll the requisite number of patients and dose each dosing cohort in the intended manner in its Phase 1/2 clinical trials of CABA-201; and the Company’s anticipated use of capital, expenses and other future financial results, including the ability to fund operations into the first half of 2026. Any forward-looking statements in this Item 8.01 are based on management’s current expectations and beliefs of future events, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: risks related to regulatory filings and potential clearance; the risk that signs of biologic activity or persistence may not inform long-term results; Cabaletta’s ability to demonstrate sufficient evidence of safety, efficacy and tolerability in its preclinical studies and clinical trials of DSG3-CAART, MuSK-CAART and CABA-201; the risk that the results observed with the similarly-designed construct employed in the recent academic publications, including due to the dosing regimen, are not indicative of the results we seek to achieve with CABA-201; risks related to clinical trial site activation or enrollment rates that are lower than expected; risks related to unexpected safety or efficacy data observed during clinical studies; risks related to volatile market and economic conditions and public health crises; risks related to Cabaletta’s ability to protect and maintain its intellectual property position; risks related to fostering and maintaining successful relationships with Cabaletta’s collaboration and manufacturing partners; and the risk that the initial or interim results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Cabaletta’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Cabaletta’s most recent annual report on Form 10-K as well as discussions of potential risks, uncertainties, and other important factors in Cabaletta’s other and subsequent filings with the Securities and Exchange Commission. All information in this Item 8.01 is as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update this information unless required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Cabaletta Bio, Inc. Corporate Presentation, dated January 2024, furnished herewith.

99.2	Press Release issued by the registrant on January 8, 2024, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CABALETTA BIO, INC.

Date: January 8, 2024	By:	/s/ Steven Nichtberger
Steven Nichtberger, M.D.
President and Chief Executive Officer